Supplement dated April 5, 2019

to the Currently Effective Prospectus and Summary Prospectus
of the Funds Listed Below

Effective immediately, each Fund’s Summary Prospectus and Statutory Prospectus are restated as set forth below.

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

I.	In each Fund’s Summary Prospectus, the section entitled “Investments, Risks and Performance—Principal Risks” is hereby amended and restated to add the following risk factor:

Large Shareholder Risk.  Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares.  There is no requirement that these entities maintain their investment in the Fund.  There is a risk that such large shareholders may redeem all or a substantial portion of their investments in the Fund at any time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs.  Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

II.

In each Fund’s Statutory Prospectus, the section entitled “More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks—Risks of Investing in the Fund” is hereby amended and restated to add the following risk factor:

Large Shareholder Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party.  There is a risk that such large shareholders may redeem all or a substantial portion of their investments in the Fund at any time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs.  Large shareholder redemptions may cause the Fund to have to sell securities at inopportune times or prices. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle. To the extent a large shareholder in the Fund is an entity subject to domestic and/or international regulations governing banking or other financial institutions, changes in those regulations (e.g., capital requirements) or in the shareholder’s financial status may cause or require the shareholder to redeem its investment in the Fund when it otherwise would not choose to redeem that investment. It is also possible that a significant redemption could result in an increase in Fund expenses on account of being spread over a smaller asset base, and therefore make it more difficult for the Fund to implement its investment strategy. Large redemptions could also result in tax consequences to shareholders.

PGIM INVESTMENTS FUNDS

Prudential Investment Portfolios 2

PGIM Core Conservative Bond Fund

PGIM Jennison Small-Cap Core Equity Fund

PGIM QMA Commodity Strategies Fund

PGIM QMA Emerging Market Equity Fund

PGIM QMA International Developed Markets Index Fund

PGIM QMA Mid-Cap Core Equity Fund

PGIM QMA US Broad Market Index Fund

Prudential Investment Portfolios 3

PGIM Global Dynamic Bond Fund

PGIM QMA Global Tactical Allocation Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 5

PGIM Jennison Rising Dividend Fund

Prudential Investment Portfolios 9

PGIM International Bond Fund

PGIM Real Estate Income Fund

PGIM Select Real Estate Fund

Prudential Investment Portfolios 12

PGIM Jennison Technology Fund

PGIM QMA Large-Cap Core Equity PLUS Fund

PGIM US Real Estate Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return (USD Hedged) Fund

Prudential World Fund, Inc.

PGIM Emerging Markets Debt Hard Currency Fund

PGIM Emerging Markets Debt Local Currency Fund

PGIM Jennison Emerging Markets Equity Opportunities Fund

PGIM Jennison Global Infrastructure Fund

The Target Portfolio Trust

PGIM Corporate Bond Fund

PGIM ETF Trust

PGIM Active High Yield Bond ETF

PGIM QMA Strategic Alpha International Equity ETF
PGIM QMA Strategic Alpha Large-Cap Core ETF

PGIM QMA Strategic Alpha Small-Cap Growth ETF

PGIM QMA Strategic Alpha Small-Cap Value ETF

LR1184